UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 5, 2010

AMERICAN ITALIAN PASTA COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-13403	84-1032638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri	64116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(816) 584-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

American Italian Pasta Company ("the Company") has updated the presentation it uses in connection with investor meetings and conferences.  The updated presentation can be found under the Investors tab on the Company's website at www.aipc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2010	AMERICAN ITALIAN PASTA COMPANY

	By:	/s/ Robert W. Schuller
Robert W. Schuller
Executive Vice President and General Counsel